PARADIGM SELECT FUND (PFSLX)

Fund Facts	Fund Statistics
Objective:	(as of March 31, 2005)
The Fund seeks long-term capital appreciation.
	Inception Date:	January 3, 2005
Strategy:	Ticker:	PFSLX
The Fund Adviser primarily invests its assets in common stocks	Cusip:	69901E302
of U.S. companies whose market capitalizations fall within	Management Fees:	1.50%
the range of $500 million to $10 billion that the Adviser believes have the	12b-1 Distribution Fees:	None
potential for capital appreciation.	Sales Load:	None
	Redemption Fees:	None
Investor Profile:	Minimum Investment:	Regular Account: $25,000
The Fund may be suitable for investors seeking: 1) long-term		IRA Account: $1,000
growth of capital, 2) exposure to mid-capitalization companies
	Minimum Subsequent Investment:	$100
Portfolio Management:	Total # of holdings	51
John Walthausen, CFA, Senior Vice President of Paradigm Capital Management, Inc.,	Net Assets ($millions)	$1.25
and David A. Bove, Senior Analyst, serve as portfolio managers of the fund.	NAV	$20.40

Mr. Walthausen and Mr. Bove focus on more established small to midcap companies. They take advantage of the unexciting. Investors generally spend too much time on the exciting companies and industries and neglect well managed companies which move forward steadily. For the Select Fund, Mr. Walthausen and Mr. Bove work with a group of consistent money makers to build a balanced, lower risk stock portfolio.

Sector Allocation	Top 10 Holdings
(Portfolio Holdings as of March 31, 2005)	(as of March 31, 2005)

Sector allocations are based upon the Russell sector scheme and represent a % of the common stock held
Allocation is subject to change and may not be representative of current or future holdings		Holdings are subject to change and may not be representative of current or future holdings

Performance Return Summary
(A) Total Return and Performance for the periods ended March 31, 2005.
	1Q05 (B)	Since Inception (1/3/05) (B)
Paradigm Select Fund	2.00%	2.00%
Russell 2000® Index (C)	-5.34%	-5.34%

(A) Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) Non-annualized return

(C) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More
Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption
Of Fund Shares.

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be “undervalued” in the marketplace
(i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the fund’s return. The fund invests in mid-capitalization companies. Mid-Capitalization companies can be riskier investments than larger companies.

Not FDIC-Insured. May Lose Value. No Bank Guarantee.
This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.
Please contact Paradigm Capital Management, Inc. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds.
Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.